# MabVax therapeutics

**Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers**

Company Presentation
September 2017

NASDAQ: MBVX

www.mabvax.com

# Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward -looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

# Value Proposition: Fully human antibody discovery and development platform validated across multiple antigen targets

**Nasdaq**

**NASDAQ listed (MBVX)**

**3 ACTIVE PHASE 1 TRIALS**

**PANCREAS**
**LUNGS**
**GASTRIC/COLON**

**Safety and Targeting Specificity demonstrated in two Phase 1a clinical trials in 50 patients**

- **Parental therapeutic antibody** establishes pathway for targeted therapeutic approaches
- **Radioimmunotherapy agent** Phase 1 data expected 2018
- **ImmunoPET imaging** diagnostic agent entering Phase 1b for pancreatic cancer patients for surgical resection

Robust research portfolio includes advanced Tn program for ovarian and triple negative breast cancer

CAR-T research program in collaboration with Memorial Sloan Kettering Cancer Center

**Strong Intellectual Property Portfolio** 2036

# MabVax Terminology and Nomenclature

- **HuMab-5B1:** Parental antibody discovered from a cancer patient vaccinated with a sialyl-lewis[a] vaccine
- **MVT-5873:** HuMab-5B1 antibody formulated for parenteral administration and evaluated in Phase 1 clinical trials as a single agent and in combination with gemcitabine plus nab-paclitaxal. ClinicalTrials.gov identifier: NCT02672917
- **MVT-2163:** The parental antibody as an immunoPET imaging agent, $^{89}Zr$-DFO-HuMab-5B1. ClinicalTrials.gov identifier: NCT02687230
- **MVT-1075:** The parental antibody as an Radioimmunotherapy agent, $^{177}Lu$-CHX-A"-DTPA-HuMab-5B1. ClinicalTrials.gov identifier: NCT03118349

# COMPANY BACKGROUND

# Company Overview

| | |
|---|---|
| **Fully-Human Antibody Discovery Platform** | MabVax is an antibody discovery and development company with products that were discovered from the immune response of cancer patients |
| **Clinical Stage Research and Development Company** | Three active Phase 1 clinical trials targeting CA19-9 positive malignancies: MVT-5873 Therapeutic, MVT-2163 ImmunoPET imaging and MVT-1075 Radioimmunotherapy |
| **Clinical Pathway Established for Lead Asset** | MVT-1075 Radioimmunotherapy (RIT) is informed by clinical experience from 50 patients in two completed Phase 1a clinical trials |
| **Key Collaborations** | Memorial Sloan Kettering Cancer Center, Rockefeller University, Sarah Cannon, Honor Health and Imaging Endpoints |

# Clinical and Scientific Progress on Unique Therapeutic and Diagnostic Products Based on HuMab-5B1

| | |
|---|---|
| **MVT-5873 clinical trial demonstrates early safety /efficacy signal** | 32 patients treated in phase 1 single agent dose escalation trial. Maximum tolerated dosage established and dose level clears development of full product platform. 6 patients treated in combination with chemo study |
| **MVT-2163 clinical trial demonstrates early safety/ specificity** | 12 patients treated with PET imaging agent. Well tolerated with no safety issues. High correlation with SOC CT scans and high accumulation of antibody on tumor. Minimal off-tumor binding |
| **MVT-1075 clinical trial underway** | Novel radioimmunotherapy (RIT) product phase 1 trial with first patient dosed. Enhanced potency designed to treat difficult cancers like pancreatic and small cell lung |
| **Expansion to other cancers expressing same antigen** | Current protocols allow inclusion of other CA19-9 expression tumors such as SCLC and colon and gastric cancers |

# Management Team

| | |
|---|---|
| **J. David Hansen**<br>President, CEO and Chairman | AVANIR Pharmaceuticals, Dura, Schering-Plough, Bristol-Myers Squibb |
| **Gregory P. Hanson, CMA, MBA**<br>Chief Financial Officer | AVANIR Pharmaceuticals, MAST Therapeutics, Inc., Brinson Patrick |
| **Philip O. Livingston, M.D.**<br>Chief Scientific Officer | Memorial Sloan-Kettering Cancer Center |
| **Paul W. Maffuid, Ph.D.**<br>EVP, Research and Development | AAIPHARMA, AMYLIN, ARENA Pharmaceuticals, gsk |
| **Paul F. Resnick, M.D.**<br>VP and Chief Business Officer | Juventas, intellikine, Pfizer, RINAT, InterMune, Roche |
| **Wolfgang Scholz, Ph.D.**<br>VP, Antibody Discovery | AVANIR Pharmaceuticals, CyThera, Desmos, Tanabe Research Laboratories U.S.A., Inc., The Scripps Research Institute |
| **G. Jonah Rainey, Ph.D.**<br>Executive Director, Antibody Research | MedImmune, MacroGenics, Salk |

# Board of Directors

**J. David Hansen**
President, CEO and Chairman of MabVax

**Philip O. Livingston, M.D.**
Chief Scientific Officer of MabVax

**Jeffrey F. Eisenberg**
Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

**Paul V. Maier**
Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals

**Thomas C. Varvaro**
CFO of ChromaDex, Fast Heat, Leaf Bakery

**Kenneth M. Cohen**
Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics

# DISCOVERY PLATFORM

# Human Antibody (HuMab) Discovery Platform

## Proprietary Approach to the Discovery and Development of Novel Fully Human Antibody Therapy and Diagnostic Agents



Focused Discovery
Vaccinated Cancer Patients
Screening
Identify Optimal Antibody from Multiple Responders
Optimized Therapy
Fully human antibody minimizes immunogenicity. Binding sequence reflects the patient's immune system response to the target antigen

# Vaccine Programs and Associated Vaccine Antigen Targets Utilized for HuMab Fully Human Antibody Programs

| Study | Cancer Type | MBVX Study Name | Clin Trial ID | Vaccine Components | Phase | PI |
|---|---|---|---|---|---|---|
| 1 | Sarcoma | MV-0109DP001 | NCT01141491 | GD2L-KLH, GD3L-KLH, GM2-KLH + OPT-821 | 2 | Richard Carvajal, MD |
| 2 | Breast | 06-156 | NCT00470574 | sLe$^a$-KLH [1] | 1 | Theresa Gilewski, MD |
| 3 | Melanoma | 06-086 | NCT00597272 | GD2L-KLH, GD3L-KLH | 1 | Paul Chapman, MD |
| 4 | Ovarian-Bev | 10-099 | NCT01223235 | Globo H, GM2, Tn-MUC1 [2], TF(c ) + bevacizumab + OPT-821 | 1 | Paul Sabbatini, MD |
| 5 | SCLC | 08-095 | NCT01349647 | GD2L+GD3L& Fuc-GM1& globoH& NP-PSA (1) + OPT-821 | 1 | Lee Krug, MD |
| 6 | Ovarian-Uni | 09-184 | NCT01248273 | Globo-H-GM2-sTn-TF-Tn-KLH + QS21 (Unimol) [2] | 1 | Paul Sabbatini, MD |

Source for [1] HuMab-5B1 Antibody Program and [2] HuMab-Tn Antibody Program

# Pipeline

| Program | Discovery | Lead Op | Pre-IND | Phase 1 | Phase 2 |
|---|---|---|---|---|---|
| ***HuMab-5B1 for Pancreatic Cancer and CA19-9 malignancies including Lung and GI Cancers*** | | | | | |
| Radioimmunotherapy (MVT-1075) | Metastatic Pancreatic and Lung Cancer therapeutic | | | | |
| Therapeutic (MVT-5873): Monotherapy | Cold dose to support RIT and PET | | | | |
| Therapeutic (MVT-5873): + Chemo | First line Pancreatic Cancer therapeutic | | | | |
| ImmunoPET Imaging (MVT-2163) | Diagnostic for pre-surgical assessment | | | | |
| ***Tn for Breast and Ovarian Cancer*** | | | | | |
| HuMab-Tn | Ovarian and Triple Negative Breast cancer | | | | |
| ***CAR-T Programs - Utilize MabVax's Binding Domains*** | | | | | |
| CAR-T-Sialyl Lewis[a] | Pancreatic and GI | | | | |
| CAR-T-GD2 | Neuro/ Endocrine | | | | |

# SIALYL LEWIS$^a$ TARGET PHASE 1 AND PRECLINICAL PROGRAM

## Scientific Rationale

# Scientific Rationale for Sialyl Lewis$^{a}$

- Sialyl Lewis$^{a}$ (sLe$^{a}$), the HuMab-5B1 target, is expressed in over 90% of pancreatic and a large percentage of GI and lung cancers


Sialyl Lewisa

- sLe$^{a}$ is also the epitope on the serum tumor marker CA19-9
- CA19-9 is considered a valuable adjunct in the diagnosis, prognosis and monitoring of treatment of pancreatic cancer

- sLe$^{a}$ is densely expressed in millions of copy numbers on target tumors


A
B
C
D
E
F

A. Pancreatic; B. Colon; C. Lung; D. Bladder; E. Ovarian; F. Breast

CA19-9 detection in patients [1]

| Tumor type | Positivity (%) |
|---|---|
| Pancreas | 92 |
| Stomach | 37 |
| Endometrium | 36 |
| Uterus | 30 |
| Colon/rectum | 29 |
| Breast | 24 |
| Ovary | 15 |
| Other | 3 |

1: Passerini, R. *et al*, *J Clin Pathol* 2012:138 (2): 281-7

- HuMab-5B1 is internalized and accumulates into target cancer cells
- HuMab-5B1 is specific only to the sLe$^{a}$ target
- Confirmed by the Consortium for Functional Glycomics glycan array with sub-nanomolar affinity

[1]Consortium for Functional Glycomics



# SIALYL LEWIS[a] TARGET PHASE 1 PROGRAMS

## MVT-5873 Therapeutic Antibody Establishes Safety and MTD

# Single Agent Safety Established in Phase 1a Study

- Single-agent was generally well tolerated
- Dose-limiting toxicities consisting of transient elevations in ALT, AST and bilirubin that typically resolved within a week
- Infusion reactions were mitigated with pre-medication and extended infusion times
- The MTD was established at 1 mg/kg

**Dose Limiting Toxicities**

| Cohort (n) | Individual Patient Events (Cycle 1) | | | | Treatment Disposition | |
|---|---|---|---|---|---|---|
| | Day | Toxicity | CTCAE Grade | Duration (days) | Adjustment | Total Cycles |
| A1 (6) | none | | | | | |
| A4 (6) | none | | | | | |
| A2 (3) | 3 | ↑ Bilirubin | 3 | 12 | ↓ dose | 4 |
| | 3 | ↑ ALT | 3 | 2 | ↓ dose | 5 |
| A5 (6) | 8 | ↑ Bilirubin | 3 | 7 | ↓ dose | 1.5 |
| | 3 | ↑ ALT,↑ AST | 3, 3 | 3,3 | ↓ dose | 1.25* |
| A6 (6) | 5 | ↑ ALT,↑ AST | 3, 3 | 3, 3 | ↓ dose (x2) | 1.25 |
| | 3 | ↑ AST | 3 | 6 | ↓ dose | 1.5 |
| A7 (5) | 3 | ↑ ALT,↑ AST | 3, 3 | 5,5 | d/c | 0.25# |
| | 29 | ↑ ALT,↑ AST | 3, 3 | 2,2 | ↓ dose | 3.25* |
| | 3 | ↑ ALT,↑ AST | 3, 4 | 3,5 | ↓ dose | 3* |

*Continued on treatment; #discontinued (d/c) after 1st dose, resolution to grade 2 by day 5

- A1 (1mg/kg) dosed every second week
- A4 (1mg/kg) dosed every week

Clears MVT-5873 for use in combination with our RIT and PET agents and HuMab-5B1 as a directive agent for other clinical approaches

Published in 2017 ASCO Annual Meeting Proceedings, J Clin Oncol 35, 2017 (suppl; abstr 4110)

# Inclusion Criteria Established for Future Clinical Trials

- Phase 1a identified "responder subset" with at least 50% reduction in CA19-9 levels after single agent treatment.
  - Patients at screening that had CA19-9 level < 2500 U/mL
  - Remained on treatment 4 months versus 1 month, on average
  - Had an ~8-fold higher PK exposure (AUC)
- For future HuMab-5B1 trials we conservatively established CA19-9 <2000 U/mL as a patient entry criterion



Change from pretreatment (Day 1) CA19-9 level
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
>50% CA19-9 Reduction
Baseline CA19-9
< 2500 U/mL
≥ 2500 U/mL
Cycles of therapy administered
Tumor Type
Pancreatic
Individual subject
Key
Complete response
On tx
DLT/dose adjust
DLT/off tx
PD
Other/off tx

Published in 2017 ASCO Annual Meeting Proceedings, J Clin Oncol 35, 2017 (suppl; abstr 4110)

# SIALYL LEWIS$^{a}$ TARGET PHASE 1 PROGRAMS

## MVT-2163 PET Imaging Agent Establishes Safety and Targeting Mechanism

## Scientific and Medical Rationale for Imaging and RIT Dosing Strategy

- Existing Immuno-PET and RIT programs with antibody targeting that utilize a Cold-Hot dosing strategy include Betalutin®, $^{89}Zr$ and $^{177}Lu$ J-591, $^{89}Zr$-Trastuzumab
- Antibodies are processed in the liver and spleen which play a central role in antibody clearance
- Administration of cold antibody first saturates clearance mechanisms and reduces accumulation of radioisotope in liver and spleen

# Cold-Hot Dosing Strategy Reduces Liver and Spleen Accumulation

## Data Support Using the Cold-Hot Dosing Strategy for RIT Program

SUV defined as mathematically derived ratio of tissue radioactivity concentration divided by whole body average at a point in time



SUV mean liver (Day 7)
25
20
15
10
5
0
0
17
47
Cold pre-dose (mg)

SUV of normal liver decreased with increasing cold mass administered

MIP images of two patients illustrating decreased liver SUV after cold pre-dose at day 7



Hot (3mg)
Cold (47mg) + Hot (3mg)

Toxicities were limited to infusion reactions that resolved on the day of the injection, with some requiring routine medication

Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

# HuMab-5B1 Specifically Targets CA19-9 Positive Tumor Lesions

## Focal radiotracer uptake above background was observed in primary tumors and metastases from day 2 and continuously increased through day 7





Average SUV Max
40
30
20
10
0
day 1
day2
day 3
day 7
Time Post Injection

- Day 7 tumor $SUV_{max}$ were as high as 101 g/mL
  - FDG PET $SUV_{max}$ values ~10 g/mL
- High focal uptake was frequently seen in chest/abdominal/pelvic nodes.
- In several instances, CT did not indicate any corresponding abnormality

"This is amongst the highest lesion uptake we have ever seen for a radio labeled antibody"- MSKCC Investigator

*Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

# SIALYL LEWIS[a] TARGET PHASE 1 PROGRAMS

## MVT-1075 Radioimmunotherapy (RIT)

## Antibody-Based Therapeutic Agent to Treat Very Difficult Cancers Such as Pancreatic, Small Cell Lung, Gastric and Colon

**Established Safety, PK and Responder Subset**



**Therapeutic Antibody (MVT-5873)**

**Established safety, specificity, accumulation on tumor, and dose strategy for RIT**



**Immuno-PET Imaging (MVT-2163)**



**Radioimmunotherapy (MVT-1075)**

- Target significantly over expressed on cancers
- Antibody has high degree of specificity for tumors
- Antibody readily accumulates on cancers
- Beta-emitting radionuclide with 6.7 day half-life
- Localized tumor cell killing

# RIT (MVT-1075) Phase 1a Clinical Trial

## One Cycle of Treatment

**Day 1**
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

**Day 15**
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

**Day 57**
- Tumor Imaging and RECIST 1.1 Assessment

Safety monitoring visits throughout and dosimetry completed day 8

## First-In-Human Phase 1

- First patient dosed June 2017 with no DLTs
- Nonrandomized, open-label, dose-escalation (3+3 design) cohort expansion study of MVT-5873 / MVT-1075 in patients
- Previously treated CA19-9+ PDAC or other CA19-9+ malignancies

### Additional cycles if safe and patient benefit

- ✓ Laboratory criteria within entry parameters
- ✓ No Progressive disease
- ✓ No drug related toxicity
- ✓ Radiation exposure limits to specific organs have not been exceeded

# RIT (MVT-1075) Phase 1 Trial 2017

- First-in-Human dose June 2017
- Two clinical sites will aid enrollment:
  - Honor Health (initiated) and MSKCC (planned Q3)
- Enroll ~6 patients in 2017
- Establish MTD middle of 2018 (estimate 12 patients)

- **Primary Objectives**
  - Determine the MTD and safety profile of MVT-5873 / MVT-1075
- **Secondary Objectives:**
  - Evaluate tumor response rate (RECIST 1.1) and duration of response
  - Determine the dosimetry and pharmacokinetics of MVT-1075
- **Additional details at ClinicalTrials.gov: NCT03118349**

| Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 |
|---|---|---|---|
| ✓ FDA Authorization to Proceed | ✓ First Clinical Site Initiated<br>✓ First in Human Dose | • Expected Second Clinical Site | • Interim Data Analysis (Cohort 1) – Early Safety and RESIST Assessment |

# INTELLECTUAL PROPERTY AND CORPORATE UPDATE

# Robust Intellectual Property

| Number | Publication Number | Doc Type | Publication Date | Priority Claims |
|---|---|---|---|---|
| 1 | US 9475874 B2 | Granted Patent | October 2016 | 1 |
| 2 | US 2015/0056134 A1 | Patent Application | February 2015 | 1 |
| 3 | WO 2015/053871 A2 | Patent Application | April 2015 | 1 |
| 4 | CA 2922478 A1 | Patent Application | April 2015 | 1 |
| 5 | WO 2015/053871 A4 | Patent Application | July 2015 | 1 |
| 6 | WO 2015/053871 A8 | Patent Application | March 2016 | 1 |
| 7 | IL 244297 D0 | Patent Application | April 2016 | 1 |
| 8 | KR 20160054501 A | Patent Application | May 2016 | 1 |
| 9 | EP 3041507 A2 | Patent Application | July 2016 | 1 |
| 10 | CN 105764526 A | Patent Application | July 2016 | 1 |
| 11 | JP 2016534735 A | Patent Application | November 2016 | 1 |
| 12 | US 2017/0015756 A1 | Patent Application | January 2017 | 1 |
| 13 | WO 2015/053871 A3 | Patent Application | June 2015 | 1 |
| 14 | EP 3041507 A4 | Patent Application | July 2017 | 1 |

# Milestones and News Flow

| Program | 1H 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 |
|---|---|---|---|---|---|
| **Clinical** | | | | | |
| Radioimmunotherapy | ✓ Preclin @ AACR<br>✓ Phase 1 FIH Dose | | *Interim Safety & Efficacy*<br>✓ AAPS Poster | ***File Orphan Drug Designation*** | *Phase 1a Interim AACR or ASCO* |
| Single Agent | ✓ Phase 1a @ ASCO<br>✓ PEGS Podium talk | | ✓ AACR-NCI-EORTC Poster | | |
| Chemo Combination | | | *Complete 2nd Cohort* | | |
| PET Imaging Agent | ✓ Phase 1a @ SNMMI | | ***Initiate Phase 1b*** | | |
| **Pre-Clinical** | | | | | |
| HuMab-5B1 Fc Optimized | | | | *Select Lead Candidate* | *Initiate IND Enabling* |
| HuMab Programs | ✓ Vanderbilt Research Agreement | ✓ WMIC Posters & Podium | ✓ AACR-NCI-EORTC Poster | ✓ PepTalk Podium<br>*Select Tn Lead Candidate* | |
| CAR-T | ✓ MSKCC Research Agreement | | | | ***Select Lead Candidate*** |

*Italics are planned*, all others scheduled or completed

# Recent Corporate Events

- Company has engaged Greenhill & Co. to assist company in evaluating strategic options to unlock shareholder value
  - Assist in evaluating transaction options including full company sale, licensing agreements or asset sale coupled with a reverse merger
  - Engaged in discussions with multiple large pharma companies
  - Bring additional opportunities to company
- Closed on $2M financing yesterday
  - Sufficient capital to reach strategic transaction objectives
  - Continued enrollment of patients in the MVT-5873 combo and MVT-1075 RIT trials
- Stockholder meeting planned for late September
  - Planned reverse stock split
  - Meet Nasdaq listing requirements

# Financial Snapshot

| | |
|---|---|
| NASDAQ | MBVX |
| Share Price* | $0.66 |
| Market Cap* | $7.0M |
| 3M Avg. Daily Volume* | 243K |
| Common Stock Outstanding/Public Float | 11.2M |
| Preferred Stock (Common Equivalents) | 13.2M |
| Cash as of June 30, 2017 | $1.8M |
| Registered Direct, net, September 2017 | $1.9M |

* Data as of September 11, 2017

# Summary

- Radioimmunotherapy (MVT-1075) program guided by recent clinical experience
  - 50 patients in three active clinical investigations with the HuMab-5B1 Antibody
  - Data from completion of two Phase 1 studies accelerates RIT program
  - First patient dosed in June
  - Early readout of RIT clinical data by end of year
- Significant unmet medical need in cancers with poor prognosis
- Large addressable market for CA19-9 positive malignancies
  - Includes pancreatic, lung and colon cancers
- Robust IP portfolio
- Proven Management Team, Board of Directors and a world-class scientific team
- Formal strategy and process in place to maximize shareholder value


MabVax
therapeutics
Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers
NASDAQ: MBVX
www.mabvax.com